January 27, 2020          Exhibit 99.1
Park National Corporation reports 2019 financial results
Board increases quarterly dividend and declares special dividend

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the fourth quarter and full year of 2019 (three and twelve months ended December 31, 2019). Park's board of directors authorized a special cash dividend of $0.20 per common share, and increased the quarterly cash dividend to $1.02 per common share. Both dividends are payable on March 10, 2020 to common shareholders of record as of February 21, 2020.

“Our performance in 2019 aligned well with our expectations,” said Park President Matthew Miller. “Corporate results reflect our investments into new areas, and the financial tables included in our public filing detail acquisition-related costs from the past two years. Our community banking operations generated steady results, increasing loans and deposits for local families and businesses.”

Park’s net income for the fourth quarter of 2019 was $23.9 million, an 8.9 percent decrease from $26.3 million for the fourth quarter of 2018. Fourth quarter 2019 net income per diluted common share was $1.45, compared to $1.67 in the fourth quarter of 2018. Park's net income for full year of 2019 was $102.7 million, a 7.0 percent decrease from $110.4 million for the same period of 2018. Net income per diluted common share was $6.29 for 2019, compared to $7.07 for 2018.

Park's community-banking subsidiary, The Park National Bank, reported net income of $113.6 million for the full year of 2019, a 3.7 percent increase compared to $109.5 million for the same period of 2018.

“Our growing team of community bankers continues to deliver an extraordinary experience for those they serve, and we could not be more grateful for their dedication and excellence” said Park Chairman and Chief Executive Officer David Trautman. “This year holds great promise as we focus on serving customers and prospects more, all together under our unified brand and stronger than ever.”

Headquartered in Newark, Ohio, Park National Corporation had $8.6 billion in total assets (as of December 31, 2019). Park's banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division, NewDominion Bank Division and Carolina Alliance Bank Division. Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this News Release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe as well as Park's ability to manage strategic initiatives; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the current economic expansion in addition to continuing residual effects of prior recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans; changes in interest rates and prices as well as disruption in the liquidity and functioning of U.S. financial markets may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions, legislative and regulatory initiatives, or other factors may be different than anticipated; changes in unemployment may be different than anticipated; changes in customers', suppliers', and other counterparties' performance and creditworthiness may be different than anticipated; the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational, asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business; disruption in the liquidity and other functioning of U.S. financial markets; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), customer acquisition and retention, changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and our ability to attract, develop and retain qualified banking professionals; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, and the Basel III regulatory capital reforms; the effects of easing restrictions on participants in the financial services industry; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, including the extent to which the new current expected credit loss accounting standard issued by the FASB in June 2016 and effective for Park as of January 1, 2020, which will require banks to record, at the time of origination, credit losses expected throughout the life of the asset portfolio on loans and held-to-maturity securities, as opposed to the current practice of recording losses which it is probable that a loss event has occurred, may adversely affect Park's reported financial condition or results of operations; Park's assumptions and estimates used in applying critical accounting policies and modeling, which may prove unreliable, inaccurate or not predictive of actual results; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; the existence or exacerbation of general geopolitical instability and uncertainty; the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations and changes in the relationship of the U.S. and its global trading partners), monetary and other fiscal policies (including the impact of money supply and interest rate policies to the Federal Reserve Board) and other governmental policies of the U.S. federal government; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government - backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; the effect of healthcare laws in the U.S. and potential changes for such laws which may increase our healthcare and other costs and negatively impact our operations and financial results; Park's ability to integrate recent acquisitions (including CAB Financial Corporation ("CAB")) as well as to identify, make or integrate any future suitable strategic acquisitions, which may be unsuccessful, or may be more difficult, time-consuming or costly than expected; risk and uncertainties associated with Park's entry into new geographic markets with its recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame; revenues following the merger of Park and CAB may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger of Park and CAB; Park issued equity securities in the acquisitions of NewDominion Bank and CAB and may issue equity securities in connection with future acquisitions, which could cause
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

ownership and economic dilution to Park's current shareholders; the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended December 31, 2019, September 30, 2019, and December 31, 2018

	2019	2019	2018	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '19	4Q '18
INCOME STATEMENT:
Net interest income	$77,009	$77,101	$69,630	(0.1)%	10.6%
(Recovery of) provision for loan losses	(213)	1,967	3,359	(110.8)%	(106.3)%
Other income	24,224	28,136	26,892	(13.9)%	(9.9)%
Other expense	71,231	65,738	62,597	8.4%	13.8%
Income before income taxes	$30,215	$37,532	$30,566	(19.5)%	(1.1)%
Income taxes	6,279	6,386	4,305	(1.7)%	45.9%
Net income	$23,936	$31,146	$26,261	(23.1)%	(8.9)%

MARKET DATA:
Earnings per common share - basic (b)	$1.46	$1.90	$1.67	(23.2)%	(12.6)%
Earnings per common share - diluted (b)	1.45	1.89	1.67	(23.3)%	(13.2)%
Cash dividends declared per common share	1.01	1.01	0.96	—%	5.2%
Book value per common share at period end	59.28	58.54	53.03	1.3%	11.8%
Market price per common share at period end	102.38	94.81	84.95	8.0%	20.5%
Market capitalization at period end	1,673,549	1,548,527	1,333,560	8.1%	25.5%

Weighted average common shares - basic (a)	16,342,485	16,382,798	15,695,522	(0.2)%	4.1%
Weighted average common shares - diluted (a)	16,454,553	16,475,741	15,764,548	(0.1)%	4.4%
Common shares outstanding at period end	16,346,442	16,332,951	15,698,178	0.1%	4.1%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.09%	1.41%	1.34%	(22.7)%	(18.7)%
Return on average shareholders' equity (a)(b)	9.83%	13.07%	12.70%	(24.8)%	(22.6)%
Yield on loans	5.11%	5.25%	5.10%	(2.7)%	0.2%
Yield on investment securities	2.72%	2.72%	2.74%	—%	(0.7)%
Yield on money market instruments	1.86%	2.43%	2.46%	(23.5)%	(24.4)%
Yield on interest earning assets	4.64%	4.73%	4.61%	(1.9)%	0.7%
Cost of interest bearing deposits	0.95%	1.08%	0.85%	(12.0)%	11.8%
Cost of borrowings	2.18%	2.25%	1.88%	(3.1)%	16.0%
Cost of paying interest bearing liabilities	1.04%	1.19%	0.97%	(12.6)%	7.2%
Net interest margin (g)	3.90%	3.86%	3.91%	1.0%	(0.3)%
Efficiency ratio (g)	69.86%	62.03%	64.36%	12.6%	8.5%

OTHER RATIOS (NON-GAAP):
Tangible book value per share (d)	$48.81	$47.92	$45.41	1.9%	7.5%

Note: Explanations for footnotes (a) - (i) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended December 31, 2019, September 30, 2019, and December 31, 2018

				Percent change vs.
(in thousands, except ratios)	December 31, 2019	September 30, 2019	December 31, 2018	3Q '19	4Q '18
BALANCE SHEET:
Investment securities	$1,279,507	$1,328,930	$1,411,080	(3.7)%	(9.3)%
Loans	6,501,404	6,403,647	5,692,132	1.5%	14.2%
Allowance for loan losses	56,679	55,853	51,512	1.5%	10.0%
Goodwill and other intangible assets	171,118	173,489	119,710	(1.4)%	42.9%
Other real estate owned (OREO)	4,029	3,779	4,303	6.6%	(6.4)%
Total assets	8,558,377	8,723,610	7,804,308	(1.9)%	9.7%
Total deposits	7,052,612	7,168,259	6,260,860	(1.6)%	12.6%
Borrowings	438,157	498,338	636,966	(12.1)%	(31.2)%
Total shareholders' equity	969,014	956,140	832,506	1.3%	16.4%
Tangible equity (d)	797,896	782,651	712,796	1.9%	11.9%
Total nonperforming loans	113,953	111,184	85,370	2.5%	33.5%
Total nonperforming assets	121,581	118,561	93,137	2.5%	30.5%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	75.97%	73.41%	72.94%	3.5%	4.2%
Total nonperforming loans as a % of period end loans	1.75%	1.74%	1.50%	0.6%	16.7%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.87%	1.85%	1.63%	1.1%	14.7%
Allowance for loan losses as a % of period end loans	0.87%	0.87%	0.90%	—%	(3.3)%
Net loan (recoveries) charge-offs	$(1,039)	$117	$2,093	N.M.	N.M.
Annualized net loan (recoveries) charge-offs as a % of average loans (a)	(0.06)%	0.01%	0.15%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	11.32%	10.96%	10.67%	3.3%	6.1%
Tangible equity (d) / Tangible assets (f)	9.51%	9.15%	9.28%	3.9%	2.5%
Average shareholders' equity / Average assets (a)	11.12%	10.76%	10.56%	3.3%	5.3%
Average shareholders' equity / Average loans (a)	15.03%	14.83%	14.56%	1.3%	3.2%
Average loans / Average deposits (a)	89.36%	88.63%	90.06%	0.8%	(0.8)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Twelve months ended December 31, 2019 and December 31, 2018

(in thousands, except share and per share data and ratios)	2019	2018	Percent change vs '18
INCOME STATEMENT:
Net interest income	$297,737	$266,898	11.6%
Provision for loan losses	6,171	7,945	(22.3)%
Other income	97,193	101,101	(3.9)%
Other expense	263,988	228,755	15.4%
Income before income taxes	$124,771	$131,299	(5.0)%
Income taxes	22,071	20,912	5.5%
Net income	$102,700	$110,387	(7.0)%

MARKET DATA:
Earnings per common share - basic (b)	$6.33	$7.13	(11.2)%
Earnings per common share - diluted (b)	6.29	7.07	(11.0)%
Cash dividends declared per common share	4.24	4.07	4.2%

Weighted average common shares - basic (a)	16,234,342	15,488,982	4.8%
Weighted average common shares - diluted (a)	16,329,456	15,611,489	4.6%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.21%	1.45%	(16.6)%
Return on average shareholders' equity (a)(b)	11.14%	14.08%	(20.9)%
Yield on loans	5.19%	4.98%	4.2%
Yield on investment securities	2.76%	2.72%	1.5%
Yield on money market instruments	2.33%	1.93%	20.7%
Yield on interest earning assets	4.70%	4.46%	5.4%
Cost of interest bearing deposits	1.01%	0.72%	40.3%
Cost of borrowings	2.14%	1.83%	16.9%
Cost of paying interest bearing liabilities	1.12%	0.86%	30.2%
Net interest margin (g)	3.89%	3.84%	1.3%
Efficiency ratio (g)	66.35%	61.68%	7.6%

ASSET QUALITY RATIOS:
Net loan charge-offs	$1,004	$6,421	(84.4)%
Annualized net loan charge-offs as a % of average loans (a)	0.02%	0.12%	(83.3)%

CAPITAL & LIQUIDITY:
Average shareholders' equity / Average assets (a)	10.88%	10.28%	5.8%
Average shareholders' equity / Average loans (a)	14.85%	14.36%	3.4%
Average loans / Average deposits (a)	89.91%	89.01%	1.0%

Note: Explanations for footnotes (a) - (i) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2019	2018	2019	2018

Interest income:
Interest and fees on loans	$82,698	$72,342	$321,385	$271,145
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	5,973	7,275	26,213	29,479
Obligations of states and political subdivisions - tax-exempt	2,205	2,213	8,955	8,770
Other interest income	953	337	3,947	1,407
Total interest income	91,829	82,167	360,500	310,801

Interest expense:
Interest on deposits:
Demand and savings deposits	7,795	6,006	33,348	19,815
Time deposits	4,666	3,610	17,494	12,375
Interest on borrowings	2,359	2,921	11,921	11,713
Total interest expense	14,820	12,537	62,763	43,903

Net interest income	77,009	69,630	297,737	266,898

(Recovery of) provision for loan losses	(213)	3,359	6,171	7,945

Net interest income after (recovery of) provision for loan losses	77,222	66,271	291,566	258,953

Other income	24,224	26,892	97,193	101,101

Other expense	71,231	62,597	263,988	228,755

Income before income taxes	30,215	30,566	124,771	131,299

Income taxes	6,279	4,305	22,071	20,912

Net income	$23,936	$26,261	$102,700	$110,387

Per Common Share:
Net income - basic	$1.46	$1.67	$6.33	$7.13
Net income - diluted	$1.45	$1.67	$6.29	$7.07

Weighted average shares - basic	16,342,485	15,695,522	16,234,342	15,488,982
Weighted average shares - diluted	16,454,553	15,764,548	16,329,456	15,611,489

Cash dividends declared	$1.01	$0.96	$4.24	$4.07

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2019	December 31, 2018

Assets

Cash and due from banks	$135,567	$141,890
Money market instruments	24,389	25,324
Investment securities	1,279,507	1,428,145
Loans	6,501,404	5,692,132
Allowance for loan losses	(56,679)	(51,512)
Loans, net	6,444,725	5,640,620
Bank premises and equipment, net	73,322	59,771
Goodwill and other intangible assets	171,118	119,710
Other real estate owned	4,029	4,303
Other assets	425,720	384,545
Total assets	$8,558,377	$7,804,308

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,959,935	$1,804,881
Interest bearing	5,092,677	4,455,979
Total deposits	7,052,612	6,260,860
Borrowings	438,157	636,966
Other liabilities	98,594	73,976
Total liabilities	$7,589,363	$6,971,802

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2019 and December 31, 2018)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2019 and 2018; 17,623,199 shares issued at December 31, 2019 and 16,586,165 shares issued at December 31, 2018)	459,389	358,598
Accumulated other comprehensive loss, net of taxes	(9,589)	(49,788)
Retained earnings	646,847	614,069
Treasury shares (1,276,757 shares at December 31, 2019 and 887,987 shares at December 31, 2018)	(127,633)	(90,373)
Total shareholders' equity	$969,014	$832,506
Total liabilities and shareholders' equity	$8,558,377	$7,804,308

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2019	2018	2019	2018

Assets

Cash and due from banks	$129,105	$111,617	$130,372	$114,357
Money market instruments	203,259	54,443	169,703	73,001
Investment securities	1,300,927	1,415,210	1,360,540	1,461,068
Loans	6,431,374	5,635,837	6,208,496	5,460,664
Allowance for loan losses	(56,904)	(50,478)	(54,516)	(50,151)
Loans, net	6,374,470	5,585,359	6,153,980	5,410,513
Bank premises and equipment, net	73,487	59,153	69,710	57,195
Goodwill and other intangible assets	173,065	119,899	158,194	96,385
Other real estate owned	3,871	4,760	4,066	8,016
Other assets	430,513	419,699	427,464	408,734
Total assets	$8,688,697	$7,770,140	$8,474,029	$7,629,269

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,980,898	$1,765,670	$1,875,628	$1,661,481
Interest bearing	5,216,050	4,492,046	5,029,854	4,473,467
Total deposits	7,196,948	6,257,716	6,905,482	6,134,948
Borrowings	429,979	616,519	556,564	641,505
Other liabilities	95,222	75,460	89,809	68,676
Total liabilities	$7,722,149	$6,949,695	$7,551,855	$6,845,129

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	458,264	357,766	432,795	332,694
Accumulated other comprehensive loss, net of taxes	(11,694)	(59,780)	(30,160)	(52,871)
Retained earnings	648,007	613,103	633,389	593,544
Treasury shares	(128,029)	(90,644)	(113,850)	(89,227)
Total shareholders' equity	$966,548	$820,445	$922,174	$784,140
Total liabilities and shareholders' equity	$8,688,697	$7,770,140	$8,474,029	$7,629,269

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2019	2019	2019	2019	2018
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$82,698	$84,213	$82,471	$72,003	$72,342
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	5,973	6,326	6,919	6,995	7,275
Obligations of states and political subdivisions - tax-exempt	2,205	2,225	2,308	2,217	2,213
Other interest income	953	1,825	528	641	337
Total interest income	91,829	94,589	92,226	81,856	82,167

Interest expense:
Interest on deposits:
Demand and savings deposits	7,795	9,649	8,811	7,093	6,006
Time deposits	4,666	4,694	4,357	3,777	3,610
Interest on borrowings	2,359	3,145	3,207	3,210	2,921
Total interest expense	14,820	17,488	16,375	14,080	12,537

Net interest income	77,009	77,101	75,851	67,776	69,630

(Recovery of) provision for loan losses	(213)	1,967	1,919	2,498	3,359

Net interest income after (recovery of) provision for loan losses	77,222	75,134	73,932	65,278	66,271

Other income	24,224	28,136	22,808	22,025	26,892

Other expense	71,231	65,738	70,192	56,827	62,597

Income before income taxes	30,215	37,532	26,548	30,476	30,566

Income taxes	6,279	6,386	4,385	5,021	4,305

Net income	$23,936	$31,146	$22,163	$25,455	$26,261

Per Common Share:
Net income - basic	$1.46	$1.90	$1.34	$1.63	$1.67
Net income - diluted	$1.45	$1.89	$1.33	$1.62	$1.67

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2019	2019	2019	2019	2018
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$7,268	$6,842	$6,935	$6,723	$6,814
Service charges on deposit accounts	2,757	2,864	2,655	2,559	2,852
Other service income	4,382	4,260	4,040	2,818	3,279
Debit card fee income	5,341	5,313	5,227	4,369	4,581
Bank owned life insurance income	1,158	1,107	1,286	1,006	2,190
ATM fees	446	482	460	440	444
OREO valuation adjustments	(102)	(41)	(55)	(27)	(93)
Gain (loss) on the sale of OREO, net	2	(53)	(159)	(12)	142
Net gain (loss) on the sale of investment securities	—	186	(607)	—	—
(Loss) gain on equity securities, net	(191)	3,335	232	1,742	(17)
Other components of net periodic benefit income	1,183	1,183	1,183	1,183	1,705
Gain on the sale of non-performing loans	—	—	—	—	2,826
Miscellaneous	1,980	2,658	1,611	1,224	2,169
Total other income	$24,224	$28,136	$22,808	$22,025	$26,892

Other expense:
Salaries	$30,903	$30,713	$32,093	$25,805	$27,103
Employee benefits	8,973	10,389	9,014	8,430	7,977
Occupancy expense	3,355	3,226	3,223	3,011	2,769
Furniture and equipment expense	4,319	4,177	4,386	4,150	4,170
Data processing fees	2,777	2,935	2,905	2,133	2,222
Professional fees and services	10,503	6,702	10,106	6,006	8,516
Marketing	1,468	1,604	1,455	1,226	1,377
Insurance	317	276	1,381	1,156	1,277
Communication	1,256	1,387	1,375	1,333	1,335
State tax expense	1,024	746	1,054	1,005	750
Amortization of intangible assets	623	741	702	289	289
Miscellaneous	5,713	2,842	2,498	2,283	4,812
Total other expense	$71,231	$65,738	$70,192	$56,827	$62,597

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2019	2018	2017	2016	2015

Allowance for loan losses:
Allowance for loan losses, beginning of period	$51,512	$49,988	$50,624	$56,494	$54,352
Charge-offs	11,177	13,552	19,403	20,799	14,290
Recoveries	10,173	7,131	10,210	20,030	11,442
Net charge-offs	1,004	6,421	9,193	769	2,848
Provision for (recovery of) loan losses	6,171	7,945	8,557	(5,101)	4,990
Allowance for loan losses, end of period	$56,679	$51,512	$49,988	$50,624	$56,494

General reserve trends:
Allowance for loan losses, end of period	$56,679	$51,512	$49,988	$50,624	$56,494
Specific reserves	5,230	2,273	684	548	4,191
General reserves	$51,449	$49,239	$49,304	$50,076	$52,303

Total loans	$6,501,404	$5,692,132	$5,372,483	$5,271,857	$5,068,085
Impaired commercial loans	77,459	48,135	56,545	70,415	80,599
Total loans less impaired commercial loans	$6,423,945	$5,643,997	$5,315,938	$5,201,442	$4,987,486

Asset Quality Ratios:
Net charge-offs as a % of average loans	0.02%	0.12%	0.17%	0.02%	0.06%
Allowance for loan losses as a % of period end loans	0.87%	0.90%	0.93%	0.96%	1.11%
General reserves as a % of total loans less impaired commercial loans	0.80%	0.87%	0.93%	0.96%	1.05%
General reserves as a % of total loans less impaired commercial loans (excluding performing acquired loans)	0.88%	0.91%	N.A.	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$90,080	$67,954	$72,056	$87,822	$95,887
Accruing troubled debt restructurings	21,215	15,173	20,111	18,175	24,979
Loans past due 90 days or more	2,658	2,243	1,792	2,086	1,921
Total nonperforming loans	$113,953	$85,370	$93,959	$108,083	$122,787
Other real estate owned - Park National Bank	3,100	2,788	6,524	6,025	7,456
Other real estate owned - SEPH	929	1,515	7,666	7,901	11,195
Other nonperforming assets - Park National Bank	3,599	3,464	4,849	—	—
Total nonperforming assets	$121,581	$93,137	$112,998	$122,009	$141,438
Percentage of nonaccrual loans to period end loans	1.39%	1.19%	1.34%	1.67%	1.89%
Percentage of nonperforming loans to period end loans	1.75%	1.50%	1.75%	2.05%	2.42%
Percentage of nonperforming assets to period end loans	1.87%	1.64%	2.10%	2.31%	2.79%
Percentage of nonperforming assets to period end total assets	1.42%	1.19%	1.50%	1.63%	1.93%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2019	2018	2017	2016	2015

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$67,954	$72,056	$87,822	$95,887	$100,393
New nonaccrual loans	81,009	76,611	58,753	74,786	80,791
Resolved nonaccrual loans	58,883	80,713	74,519	82,851	85,297
Nonaccrual loans, end of period	$90,080	$67,954	$72,056	$87,822	$95,887

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$78,178	$59,381	$66,585	$95,358	$109,304
Prior charge-offs	719	11,246	10,040	24,943	28,705
Remaining principal balance	77,459	48,135	56,545	70,415	80,599
Specific reserves	5,230	2,273	684	548	4,191
Book value, after specific reserves	$72,229	$45,862	$55,861	$69,867	$76,408

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
(in thousands, except share and per share data)	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Net interest income	$77,009	$77,101	$69,630	$297,737	$266,898
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	1,947	1,967	801	5,786	1,383
less interest income on former Vision Bank relationships	249	—	—	256	3,429
Net interest income - adjusted	$74,813	$75,134	$68,829	$291,695	$262,086

(Recovery of) provision for loan losses	$(213)	$1,967	$3,359	$6,171	$7,945
less recoveries on former Vision Bank relationships	(2,302)	(575)	(287)	(3,042)	(971)
(Recovery of) provision for loan losses - adjusted	$2,089	$2,542	$3,646	$9,213	$8,916

Other income	$24,224	$28,136	$26,892	$97,193	$101,101
less net gain (loss) on sale of former Vision Bank OREO properties	28	—	145	(111)	4,229
less gain on 8.55% prior investment in NewDominion	—	—	—	—	3,500
less other service income related to former Vision Bank relationships	—	52	—	52	1,081
less net gain on sale of non-performing loans	—	—	2,826	—	2,826
less net gain (loss) on the sale of debt securities in the ordinary course of business	—	186	—	(421)	(2,271)
Other income - adjusted	$24,196	$27,898	$23,921	$97,673	$91,736

Other expense	$71,231	$65,738	$62,597	$263,988	$228,755
less merger-related expenses related to NewDominion and Carolina Alliance acquisitions	1,885	658	1,266	8,877	5,184
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	623	741	289	2,355	578
less FDIC assessment credit	(1,136)	(1,057)	—	(2,193)	—
less rebranding initiative related expenses (including trade name intangible expense)	2,134	139	102	2,476	102
less management and consulting expenses related to collection of payments on former Vision Bank loan relationships	622	—	—	622	1,272
less one-time incentive expense	—	—	—	—	1,128
Other expense - adjusted	$67,103	$65,257	$60,940	$251,851	$220,491

Tax effect of adjustments to net income identified above (i)	$(84)	$(483)	$(504)	$742	$(1,446)

Net income - reported	$23,936	$31,146	$26,261	$102,700	$110,387
Net income - adjusted	$23,622	$29,330	$24,363	$105,491	$104,949

Diluted EPS	$1.45	$1.89	$1.67	$6.29	$7.07
Diluted EPS, adjusted (h)	$1.44	$1.78	$1.55	$6.46	$6.72

Annualized return on average assets (a)(b)	1.09%	1.41%	1.34%	1.21%	1.45%
Annualized return on average assets, adjusted (a)(b)(h)	1.08%	1.32%	1.24%	1.24%	1.38%

Annualized return on average tangible assets (a)(b)(e)	1.12%	1.43%	1.36%	1.23%	1.47%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.10%	1.35%	1.26%	1.27%	1.39%

Annualized return on average equity (a)(b)	9.83%	13.07%	12.70%	11.14%	14.08%
Annualized return on average equity, adjusted (a)(b)(h)	9.70%	12.31%	11.78%	11.44%	13.38%

Annualized return on average tangible equity (a)(b)(c)	11.97%	16.02%	14.87%	13.44%	16.05%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	11.81%	15.09%	13.80%	13.81%	15.26%

Efficiency ratio (g)	69.86%	62.03%	64.36%	66.35%	61.68%
Efficiency ratio, adjusted (g)(h)	67.28%	62.88%	65.19%	64.19%	61.82%

Annualized net interest margin (g)	3.90%	3.86%	3.91%	3.89%	3.84%
Annualized net interest margin, adjusted (g)(h)	3.79%	3.76%	3.86%	3.81%	3.77%

Note: Explanations for footnotes (a) - (i) are included at the end of the financial tables in this "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Averages are for the three months ended December 31, 2019, September 30, 2019 and December 31, 2018 and the twelve months ended December 31, 2019 and December 31, 2018.
(b) Reported measure uses net income.
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
AVERAGE SHAREHOLDERS' EQUITY	$966,548	$945,145	$820,445	$922,174	$784,140
Less: Average goodwill and other intangible assets	173,065	174,027	119,899	158,194	96,385
AVERAGE TANGIBLE EQUITY	$793,483	$771,118	$700,546	$763,980	$687,755

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2019	September 30, 2019	December 31, 2018
TOTAL SHAREHOLDERS' EQUITY	$969,014	$956,140	$832,506
Less: Goodwill and other intangible assets	171,118	173,489	119,710
TANGIBLE EQUITY	$797,896	$782,651	$712,796

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
AVERAGE ASSETS	$8,688,697	$8,785,692	$7,770,140	$8,474,029	$7,629,269
Less: Average goodwill and other intangible assets	173,065	174,027	119,899	158,194	96,385
AVERAGE TANGIBLE ASSETS	$8,515,632	$8,611,665	$7,650,241	$8,315,835	$7,532,884

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2019	September 30, 2019	December 31, 2018
TOTAL ASSETS	$8,558,377	$8,723,610	$7,804,308
Less: Goodwill and other intangible assets	171,118	173,489	119,710
TANGIBLE ASSETS	$8,387,259	$8,550,121	$7,684,598

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Interest income	$91,829	$94,589	$82,167	$360,500	$310,801
Fully taxable equivalent adjustment	726	744	736	2,956	2,858
Fully taxable equivalent interest income	$92,555	$95,333	$82,903	$363,456	$313,659
Interest expense	14,820	17,488	12,537	62,763	43,903
Fully taxable equivalent net interest income	$77,735	$77,845	$70,366	$300,693	$269,756

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for loan losses, other income and other expense above.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com